SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

EXCELSIOR PRIVATE EQUITY FUND II, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EXCELSIOR PRIVATE EQUITY FUND II, INC.

225 High Ridge Road

Stamford, Connecticut 06905

Dear Shareholder:

You are cordially invited to attend the Annual Meeting (the “Meeting”) of Shareholders of Excelsior Private Equity Fund II, Inc. (the “Company”) to be held on Thursday, March 23, 2006 at 10:00 a.m., New York time, at the offices of United States Trust Company of New York, 114 West 47th Street, 12th Floor Board Room, New York, New York 10036-1532.

At the Meeting, shareholders of the Company will be asked to vote on the election of four directors.

Whether or not you plan to attend the Meeting, your vote is needed. Whether or not you plan to attend the Meeting, please complete, sign and return the enclosed Proxy Card promptly. A postage-paid envelope is enclosed for this purpose.

We look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.

Sincerely yours,

Leo P. Grohowski

Co-Chief Executive Officer

Raghav V. Nandagopal

Co-Chief Executive Officer

Shareholders Are Urged to Sign and Return the Enclosed

Proxy Card in the Enclosed Envelope.

EXCELSIOR PRIVATE EQUITY FUND II, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

February 24, 2006

To the Shareholders of

Excelsior Private Equity Fund II, Inc.:

The Annual Meeting of Shareholders (the “Meeting”) of Excelsior Private Equity Fund II, Inc. (the “Company”) will be held on Thursday, March 23, 2006 at 10:00 a.m., New York time, at the offices of United States Trust Company of New York, 114 West 47th Street, 12th Floor Board Room, New York, New York 10036-1532.

The Meeting will be held for the following purposes:

1.	to elect each of Mr. Bernstein, Mr. Hover, Mr. Imbimbo and Mr. Murphy as directors of the Company; and

2.	to transact such other business as may properly come before the Meeting or any adjournments thereof.

The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Meeting in person. Shareholders of record at the close of business on January 27, 2006 have the right to vote at the Meeting. Whether or not you plan to attend the Meeting, we urge you to fill in, sign and promptly return the enclosed Proxy Card or vote your proxy via telephonic or electronic means in order that the Meeting can be held and a maximum number of shares may be voted.

By Order of the Board of Directors of Excelsior Private Equity Fund II, Inc.

Robert F. Aufenanger

Secretary

WE NEED YOUR PROXY VOTE IMMEDIATELY

You may think your vote is not important, but it is vital. By law, the Annual Meeting of Shareholders of the Company scheduled for March 23, 2006 will have to be adjourned without conducting any business if less than a majority of the shares eligible to vote are represented at the Meeting. In that event, the Company would continue to solicit votes in an attempt to achieve a quorum. Clearly, your vote could be critical in allowing the Company to hold the Meeting as scheduled, so please return your proxy immediately.

EXCELSIOR PRIVATE EQUITY FUND II, INC.

225 High Ridge Road

Stamford, Connecticut 06905

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Excelsior Private Equity Fund II, Inc. (the “Company”). The Annual Meeting of Shareholders will be held at the offices of United States Trust Company of New York, 114 West 47th Street, 12th Floor Board Room, New York, New York 10036-1532 on Thursday, March 23, 2006 at 10:00 a.m., New York time (the “Meeting”). This Proxy Statement and the accompanying Proxy Card are first being mailed to shareholders on or about February 24, 2006.

It is expected that the solicitation of proxies will be primarily by mail. The costs of preparing, assembling and mailing material in connection with the solicitation of proxies will be borne by the Company. The Company’s officers, Investment Adviser and administrator may assist in the solicitation of proxies by telephone, telegraph, facsimile, personal interview or the Internet. If the Company records proxy votes by telephone or the Internet, it will use procedures to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed Proxy Card or by attending the Meeting and electing to vote in person. Proxies given by telephone or the Internet may be revoked at any time before they are voted in the same manner as proxies given by mail.

The following summarizes the proposal to be voted on at the Meeting.

Proposal

1.	To elect each of Mr. Bernstein, Mr. Hover, Mr. Imbimbo and Mr. Murphy as directors of the Company.

A Proxy Card is enclosed with respect to the shares you own in the Company. If the Proxy is executed and returned properly, the shares represented by it will be voted at the Meeting in accordance with your instructions. Each share is entitled to one vote.

Shareholders are requested to complete the enclosed Proxy Card and return it in the enclosed envelope. No postage is required if mailed in the United States.

The Company’s Board of Directors Unanimously Recommends a Vote in Favor

of the Proposal Described in this Proxy Statement.

Dated: February 24, 2006

INTRODUCTION

The Company has been organized as a Maryland corporation to engage in the business of a closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). This Meeting constitutes an annual meeting of shareholders that has been called to consider a proposal relating to the matter discussed below.

PROPOSAL 1:    ELECTION OF DIRECTORS

The proposal to be considered at the Meeting is the election of the directors of the Company.

At the Meeting, shareholders will be asked to consider the election of four nominees who will constitute the entire Board of Directors of the Company.

Each director so elected will hold office until his successor is elected and qualified, or until his term as a director is terminated as provided in the Company’s by-laws. The persons named as proxies in the accompanying Proxy Card have been designated by the Board and intend to vote for the nominees named below, unless otherwise directed. Messrs. Bernstein, Hover, Imbimbo and Murphy are incumbent directors. Messrs. Bernstein and Murphy were appointed as directors of the Company by the sole incorporator in the Articles of Incorporation dated March 20, 1997. Mr. Hover was appointed as a director on December 9, 1998 by the then current directors in order to fill a vacancy on the Board of Directors. Mr. Imbimbo was appointed as a director on April 6, 2000 to fill a vacancy on the Board of Directors. The nominees have consented to serve as directors.

All shares represented by valid proxies will be voted in the election of directors for each nominee named below unless authority to vote for all nominees or a particular nominee is withheld. The four nominees who receive the highest number of votes cast at the Meeting will be elected as directors. Cumulative voting is not permitted. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Directors may recommend, unless a decision is made to reduce the number of directors. For more information, see “Voting Information—Quorum.” The following tables set forth certain information about each of the nominees:

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Affiliations	Number of Portfolios in Fund Complex Overseen by Director*
Disinterested Directors
Gene M. Bernstein, 58 United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	Director and Member of the Audit and Valuation Committees	Annual terms since March 20, 1997	Mr. Bernstein is Director of NIC Holding Corp. He was Dean of the Skodneck Business Development Center at Hofstra University from 2000-2001. Prior to that, Mr. Bernstein was President and	4

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Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Affiliations	Number of Portfolios in Fund Complex Overseen by Director*
			Vice Chairman at Northville Industries, a petroleum marketing, distribution, trading and storage company and wholly-owned subsidiary of NIC Holding Corp. Mr. Bernstein also serves as a director or manager of Excelsior Venture Investors III, LLC, Excelsior Venture Partners III, LLC and Excelsior Directional Hedge Fund of Funds, LLC.

Stephen V. Murphy, 60 United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	Director and Member of the Audit and Valuation Committees	Annual terms since March 20, 1997	Mr. Murphy is President of S.V. Murphy & Co., an investment banking firm. Mr. Murphy serves as a director or manager of Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Directional Hedge Fund of Funds, LLC. He also serves on the board of directors of The First of Long Island Corporation and The First National Bank of Long Island.	4

Victor F. Imbimbo, Jr., 53 United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	Director and Member of the Audit and Valuation Committees	Annual terms since April 6, 2000	Since October 2002, Mr. Imbimbo has directed healthcare marketing in the United States for TBWA\Chiat\Day, a division of the global marketing agency TBWA. Prior to that, Mr. Imbimbo was President of Bedrock Communications, Inc., a consulting company addressing the merger of traditional and digital communications solutions	4

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Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Affiliations	Number of Portfolios in Fund Complex Overseen by Director*
			for the general and healthcare markets. Mr. Imbimbo serves as a director or manager of Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Directional Hedge Fund of Funds, LLC.

Interested Director
John C. Hover II, 62** United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	Director and Chairman of the Board	Annual terms since December 9, 1998	Mr. Hover was an Executive Vice President of U.S. Trust Company (retired since 1998). Mr. Hover serves as chairman of the board of directors or managers of Excelsior Venture Partners III, LLC and Excelsior Venture Investors III, LLC. He also serves on the board of directors of Tweedy, Brown Fund, Inc.	3

*	The “Fund Complex” consists of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Directional Hedge Fund of Funds, LLC.
**	Mr. Hover is an interested person of the Company, as defined in the 1940 Act, due to the fact that he holds securities of The Charles Schwab Corporation, a parent company of the Investment Adviser.

Meetings of the Board

In the fiscal year of the Company ended October 31, 2005, the directors met five times. Each of Messrs. Bernstein, Murphy and Imbimbo attended all of the meetings of the Board. Mr. Hover attended all the meetings of the Board, with the exception of the October 20, 2005 meeting of the Board.

The Company has a standing audit committee. The Company does not have standing nominating or compensation committees.

Audit Committee

The Company has a standing audit committee that convened twice during the fiscal year ended October 31, 2005. The audit committee reviews both the audit and non-audit work of the Company’s independent public accountants, submits recommendations to the board of directors as to the selection

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of independent public accountants and reviews compliance of the Company with regulations of the Securities and Exchange Commission and the Internal Revenue Service and other related matters. A copy of the charter of the audit committee as adopted is attached hereto as Appendix A. Messrs. Bernstein, Imbimbo and Murphy, each of whom is an independent director, are members of the audit committee.

Audit Committee Report. The audit committee has reviewed and discussed the audited financial statements with management and the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards) with the independent auditors. The audit committee has received written disclosures and a letter from the independent accountants as required by Independence Standards Board Standard No. 1 and has discussed with the independent accountants the independent accountants’ independence. Based on the foregoing, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2005. The audit committee has considered whether the provision of non-audit services by Deloitte & Touche LLP (“D&T”) is compatible with maintaining D&T‘s independence.

Audit Committee Financial Expert. Mr. Murphy is the audit committee financial expert as defined by SEC rules and is “independent,” as the term is used in Item 7(d)(3)(iv) of this Schedule 14A under the Securities Exchange Act of 1934.

Nominating Committee

As indicated above, the Company’s Board of Directors does not have a standing nominating committee. The composition of the Company’s Board of Directors is, however, governed by provisions of the 1940 Act and regulations thereunder which currently have the effect of requiring that a majority of the Company’s Directors not be “interested persons”, as defined in the 1940 Act, of either the Company or its Investment Adviser. In fact, three of the Company’s four Directors meet this standard and therefore are considered independent Directors. Consistent with regulations under the 1940 Act the independent Directors would have control over any process by which one or more additional independent Directors would be selected.

Communications with the Company’s Board of Directors

Any shareholder desiring to communicate with any member of the Company’s Board of Directors may send a letter to:

Board of Directors

Excelsior Private Equity Fund II, Inc.

225 High Ridge Road

Stamford, CT 06905

Attn:  Secretary

Code of Ethics

The Company has adopted a code of ethics, which complies with the criteria provided in SEC rules, and applies to its principal executive officer, the principal financial officer and any other officers who serve a similar function. A copy of the code of ethics is attached hereto as Appendix B.

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Director Compensation

Each director receives an annual fee of $9,000 and a meeting fee of $1,500 for each meeting attended and is reimbursed for expenses incurred for attending meetings. The Company does not have a stock option plan, other long-term incentive plan, retirement plan or other retirement benefits. No person who is an officer, director or employee of the Investment Adviser or of any parent, subsidiary or affiliate thereof, who serves as an officer, director or employee of the Company, receives any compensation from the Company.

The following charts provide certain information about the fees received by the directors in the fiscal year ended October 31, 2005.

Name of Person, Position	Aggregate Compensation from the Company	Total Compensation from the Company and Fund Complex* Paid to Directors
Gene M. Bernstein Director	$31,500**	$97,750 (4 Funds)**
Stephen V. Murphy Director	$31,500**	$97,750 (4 Funds)**
Victor F. Imbimbo, Jr. Director	$30,000**	$93,750 (4 Funds)**
John C. Hover II*** Director	$31,500**	$68,000 (3 Funds)**

*	The “Fund Complex” consists of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Directional Hedge Fund of Funds, LLC.
**	This figure also includes compensation owed from board meetings in the fiscal year ended October 31, 2004 which was paid during the fiscal year ended October 31, 2005.
***	Mr. Hover is an interested person of the Company.

The following charts provide certain information relating to the directors’ security ownership in the Company and Fund Complex.

Name of Director	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies

Gene M. Bernstein	$10,001-$50,000	over $100,000

Stephen V. Murphy	$10,001-$50,000	over $100,000

Victor F. Imbimbo, Jr.	None	$10,001-$50,000

John C. Hover II**	None	$50,001-$100,000

*	Security valuations as of January 31, 2006.
**	Mr. Hover is an interested person of the Company.

The Company’s Board of Directors Unanimously Recommends that

Shareholders Vote “FOR” Each of the Foregoing Nominees for Director.

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VOTING INFORMATION

Record Date. Only shareholders of record at the close of business on January 27, 2006 will be entitled to vote at the Meeting. On that date, the number of outstanding shares of the Company was 195,730. All shares of the Company will vote in the aggregate.

You should send your proxy in by one of the following methods:

1.	Complete, sign and return the enclosed Proxy Card promptly in the postage-paid envelope.

2.	Call the toll-free number listed on the enclosed Proxy Card. Enter the control number on the Proxy Card and follow the telephone instructions.

3.	Use the Internet at www.proxyvote.com. Enter the control number on the enclosed Proxy Card and follow the instructions on the website.

In accordance with Section 2-507 of the Maryland General Corporation Law, shareholders may authorize the persons named as proxies to vote their shares by telephone, telegram or other electronic means, including the Internet.

Quorum. A quorum is constituted with respect to the Company by the presence in person or by proxy of the holders of more than 50% of the outstanding shares entitled to vote. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Because they are not considered to be votes cast, abstentions and broker “non-votes” will have no effect on the election of directors.

In the event that a quorum is not present at the Meeting (or at any adjournment thereof) or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares that are represented at the Meeting in person or by proxy. If a quorum is not present, all proxies will be voted in favor of adjournment. However, if a quorum is present at the Meeting but it appears that one or more proposals may not receive shareholder approval, the persons named as proxies may propose an adjournment of the Meeting.

For an adjournment to occur, sufficient votes to adjourn must be voted in favor of adjournment. The persons named as proxies will vote the following shares in favor of adjournment:

•	all shares for which they are entitled to vote in favor of (i.e., “FOR”) any of the proposals that will be considered at the adjourned meeting; and

•	abstentions.

The persons named as proxies will vote the following shares against adjournment:

•	all shares for which they must vote “AGAINST” all proposals that will be considered at an adjourned meeting.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of January 27, 2006, certain beneficial owners, the directors, the chief executive officers and the directors and executive officers as a group held of record the following shares. Except as set forth below, to the Company’s knowledge and based solely on a review of Forms 13D and 13G filed with the Securities and Exchange Commission (or the lack of such filings, as the case may be), no other person beneficially owned more than 5% of the Company’s shares.

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership (#)	Percent of Class (%)
Common Shares	United States Trust Company of New York	113,519 shares(2)	58.0
	John C. Hover II	None	*
	Victor F. Imbimbo, Jr.	None	*
	Gene M. Bernstein	200 shares(3)	*
	Stephen V. Murphy	125 shares	*
	Raghav V. Nandagopal(4)	0	*
	Leo P. Grohowski	0	*
	Directors and executive officers as a group (7 persons)	330 shares	*

*	Less than one percent.
(1)	The address for all, except Raghav V. Nandagopal, is c/o United States Trust Company of New York, 114 West 47th Street, New York, NY 10036-1532.
(2)	United States Trust Company of New York has sole or shared voting and/or investment power over all of such shares which are beneficially owned by its clients. United States Trust Company of New York disclaims beneficial ownership of all such shares.
(3)	Includes 100 shares beneficially owned by Mr. Bernstein’s wife for which Mr. Bernstein disclaims beneficial ownership.
(4)	The address for Raghav V. Nandagopal is c/o U.S. Trust Company, 225 High Ridge Road, Stamford, CT 06905.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, the Company’s directors and executive officers and any persons holding more than 10% of the Company’s outstanding shares are required to report their ownership of the Company’s shares and any changes in ownership of the Company’s shares to the Company and the Securities and Exchange Commission. To the best of the Company’s knowledge, these filings have all been satisfied by the Company’s directors and executive officers.

OTHER MATTERS

Shareholder proposals intended for inclusion in the Company’s proxy statement in connection with the Company’s 2007 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), must be received by the Company at the

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Company’s principal executive offices by October 27, 2006. In order for proposals made outside of Rule 14a-8 under the Securities Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Securities Exchange Act, such proposals must be received by the Company at the Company’s principal executive offices not later January 10, 2007. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders should send such proposal to the Company at: c/o U.S. Trust Company, 225 High Ridge Road, Stamford, CT 06905, Attention: Robert F. Aufenanger, Secretary.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Company.

Shareholders may receive a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2005 without charge by submitting a request in writing to the Company at: c/o U.S. Trust Company, 225 High Ridge Road, Stamford, CT 06905, Attention: Robert F. Aufenanger, Secretary.

Only one proxy statement is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will deliver promptly upon request a separate copy of the proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered. Shareholders can notify the Company that they would like to receive a separate copy of the proxy statement by submitting a request in writing to the Company at: c/o U.S. Trust Company, 225 High Ridge Road, Stamford, CT 06905, Attention: Robert F. Aufenanger, Secretary, or via telephone at (203) 352-4400. Shareholders sharing an address and receiving multiple copies of proxy statements may request to receive a single copy by contacting the Company as set forth above.

INDEPENDENT PUBLIC ACCOUNTANTS

The board of directors, including all of the directors who are not “interested persons” of the Company (as defined in the 1940 Act), selected D&T as the Company’s independent public accountants at a meeting held on December 15, 2005. Since the Company complies with the provisions of Rule 32a-4 of the 1940 Act, it is not required to submit the selection of independent auditors to shareholders for ratification. D&T, with offices at Two World Financial Center, New York, New York, 10281, has served as the Company’s independent public accountants since November 23, 2004. A representative of D&T is expected to be available at the Meeting to respond to appropriate questions should any matter arise requiring consultation with the accountants, and D&T will be given the opportunity to make a statement if it chooses.

On November 23, 2004, the Company engaged D&T as the Company’s independent public accountants for the fiscal year ended October 31, 2004, replacing Ernst & Young (“E&Y”), the Company’s prior independent public accountants. E&Y was terminated by the Company on October 28, 2004 as a result of concerns regarding their independence at the time of issuance of their report on the Company’s October 31, 2003 financial statements. These concerns were the result of certain real estate consulting services performed by E&Y on a contingent fee basis for Charles Schwab & Co., Inc., an affiliate of the Company’s Investment Adviser.

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On December 16, 2004, Charles Schwab Corporation (“Schwab”) entered into an agreement with the Company and other funds managed by the Investment Adviser whereby Schwab will fund a reserve account to be held by the Investment Adviser or its affiliate. This reserve account was established so that the Company and other funds managed by the Investment Adviser will be able to draw upon it to pay in full all costs incurred related to the termination of E&Y. This agreement was executed in order to ensure that these costs related to the termination of E&Y are not borne by the Company, the other funds managed by the Investment Adviser or their respective shareholders. Schwab is an affiliate of the Company’s Investment Adviser. In consideration of the funding of the reserve account, the Company and the other funds managed by the Investment Adviser subrogated all of their claims, causes of action and rights against E&Y for payment of these expenses to Schwab.

FEES PAID TO INDEPENDENT ACCOUNTANTS

Audit Fees. The aggregate fees billed for professional services rendered by D&T for the audit of the Company’s annual financial statements for the fiscal year ended October 31, 2005 and the reviews of the financial statements included in the Company’s Forms 10-Q for that fiscal year were $80,650.

Financial Information Systems Design and Implementation Fees. D&T billed no fees for non-audit professional services relating to the Company’s financial information systems for the Company’s fiscal year ended October 31, 2005.

All Other Fees. The aggregate fees billed for all other services rendered by D&T for the Company’s fiscal year ended October 31, 2005 were $0.

ADDITIONAL INFORMATION

Investment Adviser. UST Advisers, Inc. (“USTA”) which has its principal offices at 225 High Ridge Road, Stamford, Connecticut 06905, is a Delaware corporation and registered investment adviser (the “Investment Adviser”). Prior to December 16, 2005, United States Trust Company of New York, acting through its registered investment advisory division, New York Asset Management Division (“NYAMD”) and U.S. Trust Company, NA acting through its registered investment advisory division, U.S. Trust Asset Management Division (“USTAMD”), served as co-investment advisers to the Company under an investment advisory agreement with the Company (the “Advisory Agreement”). Effective December 16, 2005, USTA assumed the duties of NYAMD and USTAMD under the Advisory Agreement pursuant to an assumption agreement. USTA is a wholly owned subsidiary of United States Trust Company, N.A. United States Trust Company, N.A. and United States Trust Company of New York are wholly-owned subsidiaries of U.S. Trust Corporation (“U.S. Trust”), a registered bank holding company, which has its principal offices at 114 West 47th Street, New York, New York 10036-1532, and which is, in turn, a wholly-owned subsidiary of The Charles Schwab Corporation, which has its principal offices at 120 Kearney Street, San Francisco, California 94108.

Administrator. As of January 2006, PFPC Inc., which is located at 103 Bellevue Parkway, Wilmington, DE 19809, is the administrator for the Company.

Other. The Company does not currently employ a principal underwriter.

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Officers. Officers of the Company are elected by the directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Company’s officers:

Name, Address and Age	Position(s) Held with the Company	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Affiliations
Leo P. Grohowski, 47 U.S. Trust Company 114 W. 47th Street New York, NY 10036	Co-Chief Executive Officer	Since December, 2005	Mr. Grohowski is Executive Vice President and Chief Investment Officer of U.S. Trust. Prior to joining U.S. Trust in October, 2005, Mr. Grohowski was chief investment officer of Deutsche Asset Management Americas and Scudder Investments (2002-2005). From 1999-2002, Mr. Grohowski was chief investment officer of Deutsche Bank Private Banking. Prior to that, he worked at Bankers Trust where he served as a senior trust investment officer of the Private Bank and head of the U.S. Investment Strategy Group.

Raghav V. Nandagopal, 43 U.S. Trust Company 225 High Ridge Road Stamford, CT 06905	Co-Chief Executive Officer	Since June, 2005	Mr. Nandagopal is a Senior Vice President of U.S. Trust Company, N.A. Prior to joining U.S. Trust Company, N.A. Mr. Nandagopal held positions at McKinsey & Company and AT&T Capital.

Robert Aufenanger, 52 U.S. Trust Company 225 High Ridge Road Stamford, CT 06905	Treasurer	Since April, 2003	Mr. Aufenanger is a Senior Vice President of U.S. Trust Company, N.A. Prior to joining U.S. Trust Company in April 2003, Mr. Aufenanger worked as a consultant to various clients in the fund industry and prior to this was Chief Financial Officer for Icon Holdings Corp.

Lee A. Gardella, 38 U.S. Trust Company 225 High Ridge Road Stamford, CT 06905	Vice President	Since March, 1998	Mr. Gardella is a Senior Vice President of U.S. Trust Company, N.A.

Ms. Stefanie Firtell, 32 U.S. Trust Company 114 W. 47th Street New York, NY 10036	Chief Compliance Officer	Since November, 2004	Ms. Firtell is a Vice President of U.S. Trust Company and Chief Compliance Officer of the Excelsior Investment Funds. Prior to that, Ms. Firtell served as assistant vice president for Deutsche Asset Management. From May 2002 to July 2003, she served as an assistant corporate secretary for Triarc Companies, Inc. Prior to that, Ms. Firtell was an attorney with Paul, Weiss, Rifkind, Wharton & Garrison.

All officers of the Company are employees and/or officers of the Investment Adviser.

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Risk Factors. An investment in the securities of a business development company, such as the Company, involves certain risks not present in an investment in the securities of other companies, including other types of management investment companies.

Portfolio Investment Risk. Under the 1940 Act, a business development company generally must be operated for the purpose of investing in the securities of certain present and former “eligible portfolio companies” or certain bankrupt or insolvent companies. Generally, eligible portfolio companies include companies that at the time of initial investment (i) do not have a class of securities included in the Federal Reserve Board’s over-the-counter margin list (i.e., unregistered, private companies) or (ii) have total assets of less than $4 million, among other things. Although investing in such private or “small” companies offers the opportunity for significant capital gains, such investments also involve a high degree of business and financial risk that can result in substantial losses.

The portfolio investments of the Company consist principally of securities of private companies that have been purchased in offerings not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state’s securities laws and may not be resold by the Company without registration or pursuant to an exemption. In addition, the securities of portfolio companies that are “public” companies may also be subject to restrictions on resale because they were acquired from the issuer in a “private placement” transaction or because the Company is deemed to be an affiliate of the issuer. Generally, the Company will not be able to sell these securities publicly without the expense and time required to register the securities under the Securities Act and applicable state securities laws, unless an exemption from such registration requirements is available. In addition, contractual or practical limitations may restrict the Company’s ability to liquidate its securities in portfolio companies. These limitations on liquidity of the Company’s investments could preclude or delay any disposition of such securities or reduce the amount of proceeds that might otherwise be realized.

Incentive Compensation. Compensation paid by the Company to the Investment Adviser is based in part on the capital appreciation of the Company’s investments. Therefore, in making its investment decisions, the Investment Adviser may have an incentive to make decisions that are riskier or more speculative than would be the case in the absence of this incentive compensation. For more information concerning the risks of investing in the Company, see the most recent prospectus of the Company which is included as a part of the Company’s Registration Statement on Form N-2 (File No. 333-23811), which is filed with the Securities and Exchange Commission.

12

EXCELSIOR PRIVATE EQUITY FUND II, INC.	To vote by Telephone
103 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809	1)	Read the Proxy Statement and have the Proxy card below at hand.
	2)	Call 1-800-690-6903.
	3)	Enter the 12-digit Control Number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

	1)	Read the Proxy Statement and have the Proxy card below at hand.
	2)	Go to Website www.proxyvote.com.
	3)	Enter the 12-digit Control Number set forth on the Proxy card and follow the simple instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the Proxy card below.
	3)	Sign and date the Proxy card.
	4)	Return the Proxy card in the envelope provided.

Please sign and return promptly in enclosed envelope. No postage is required.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	EXCEL1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EXCELSIOR PRIVATE EQUITY FUND II, INC.

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
				☐	☐	☐
1.	Vote On Directors

(01)	John C. Hover II	(03)	Gene M. Bernstein
(02)	Stephen V. Murphy	(04)	Victor F. Imbimbo, Jr.

_________________________________________________

To withhold authority to vote, mark “FOR ALL EXCEPT” and write the nominee’s number on the line below.

PLEASE SIGN AND DATE BELOW.

_______________________________________________	_____________________________________________
Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF EXCELSIOR PRIVATE EQUITY FUND II, INC. (THE “COMPANY”)

This proxy is solicited by the Board of the Company for use at an Annual Meeting of Shareholders to be held on March 23, 2006, at 10:00 a.m. (New York time), at the offices of United States Trust Company of New York, 12th Floor Board Room 114 West 47th Street, New York, New York 10036-1532.

The undersigned hereby appoints Robert F. Aufenanger and Ben Tanen, and each of them, with full power of substitution, as proxies of the undersigned, to vote at the above-stated annual meeting, and at all adjournments or postponements thereof, all shares representing interests in the Company held of record by the undersigned on January 27, 2006, the record date for the meeting, upon the matters listed on the reverse side and upon any other matter that may come before the meeting, in their discretion.

Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR each nominee for director.

The proxies are authorized, in their discretion, to vote on any other business which may properly come before the meeting and any adjournments thereof. The proxies shall vote on adjournment in the manner contemplated by the Proxy Statement.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Appendix A

CONSOLIDATED AUDIT COMMITTEE CHARTER

EXCELSIOR PRIVATE EQUITY FUND II, INC.

EXCELSIOR VENTURE PARTNERS III, LLC

EXCELSIOR VENTURE INVESTORS III, LLC

June 3, 2003

This consolidated charter sets forth the purpose, authority and responsibilities of the Audit Committees of the Boards of Directors of Excelsior Private Equity Fund II, Inc., (“Fund II”) and the Boards of Managers of Excelsior Venture Partners III, LLC (“Partners III”) and Excelsior Venture Investors III, LLC (“Investors III”) (the “Board” in this Charter shall be understood to refer to each Board acting separately and references to the Company shall be understood to refer to each of Fund II, Partners III and Investors III, each of which is adopting this consolidated charter).

Purposes

The Audit Committee of each Board (the “Committee”, which term refers to each Committee separately) has, as its primary purpose, oversight responsibility with respect to: (a) the adequacy of the Company’s accounting and financial reporting processes, policies and practices; (b) the integrity of the Company’s financial statements and the independent audit thereof; (c) the adequacy of the Company’s overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Company’s compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Company’s independent auditors; and (f) the Company’s internal audit function.

Authority

The Committee has been duly established by the Board and shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain counsel and other experts or consultants at the expense of the Company. The Committee has the authority and responsibility to retain and terminate the Company’s independent auditors. In connection therewith, the Committee must evaluate the independence of the Company’s independent auditors and receive the auditors’ specific representations as to their independence.

Composition and Term of Committee Members

The Committee shall be comprised of the Directors or Managers who are “Independent Directors or Managers,” which term shall mean each Director or Manager (i) who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended, of the Company; and (ii) who has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the Company (other than fees for serving as a Director or Manager or member of such Company’s Audit Committee). The members of the Committee shall designate one member to serve as Chairman of the Committee, with Mr. Gene M. Bernstein serving as the initial Chairman of the Committee.

Each member of the Committee shall serve until a successor is appointed.

The Board shall determine whether: (i) the Committee has at least one member who is an “audit committee financial expert,” (“ACFE”) as such term is defined in the rules adopted under Section 407 of the Sarbanes-Oxley Act of 2002. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

Meetings

The Committee shall meet on a regular basis and no less frequently than semi-annually. Periodically, the Committee shall meet to discuss with management the annual audited financial statements and quarterly or semi-annual financial statements. Periodically, the Committee should meet separately with management, the Company’s administrator and independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee may request any officer or employee of the Company’s investment adviser or the Company’s legal counsel (or counsel to the Independent Directors or Managers of the Board) or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Minutes of each meeting will be taken and circulated to all members of the Committee in a timely manner.

Any action of the Committee requires the vote of a majority of the Committee members present, whether in person or otherwise, at the meeting at which such action is considered. At any meeting of the Committee, one member of the Committee shall constitute a quorum for the purpose of taking any action.

Duties and Powers and of the Committee

The duties and powers of the Committee include, but are not limited to, the following:

•	bear direct responsibility for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and the independent auditors must report directly to the Committee;

•	set the compensation of the independent auditors, such amount to be paid by the Company;

•	evaluate the independence of the Company’s independent auditors and receive the auditors’ specific representations as to their independence;

•

to the extent required by applicable law, pre-approve: (i) all audit and non-audit services that the Company’s independent auditors provide to the Company, and (ii) all non-audit services that the Company’s independent auditors provide to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company;

•	meet with the Company’s independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Company’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of the audit; (iii) consider the auditor’s comments with respect to the Company’s financial policies, procedures and internal accounting controls and management’s responses thereto; and (iv) review the form of opinion the auditors propose to render to the Directors or Managers and the stockholders or members of the Company;

•	review reports prepared by the Company’s independent auditors detailing the fees paid to the Company’s independent auditors for: (i) audit services (includes all services necessary to perform an audit, services provided in connection with statutory and regulatory filings or engagements and other services generally provided by independent auditors, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the Securities and Exchange Commission “SEC”); (ii) audit-related services (covers assurance and due diligence services, including, employee benefit plan audits, due diligence related to mergers and acquisitions, consultations and audits in connection with acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards); (iii) tax services (services performed by a professional staff in the accounting firm’s tax division, except those services related to the audit, including tax compliance, tax planning and tax advice); and (iv) other services (includes financial information systems implementation and design);

•	ensure that the Company’s independent auditors prepare and deliver annually to the Committee a written statement (the “Auditors’ Statement”) describing: (i) the auditors’ internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried our by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Company, including each non-audit service provided to the Company and the matters set forth in Independence Standards Board No. 1;

•	receive and review periodic written reports or updates from the Company’s independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the Company’s management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; (iii) material written communications between the auditor and management of the Company; and (iv) all non-audit services provided to any entity in the Company’s investment company complex that were not pre-approved by the Committee;

•

oversee the Company’s internal controls and annual and quarterly or semi-annual financial reporting process, including results of the annual audit. Oversee internal accounting controls relating to the activities of the Company’s custodian, investment adviser and administrator through the periodic review of reports, discussions with appropriate officers and consideration of reviews provided by internal audit staff;

•	meet with the Company’s internal auditors (or other personnel responsible for the internal audit function) following an internal audit of the Company to discuss significant risks and exposures, if any, to the Company’s risk management processes and system of internal controls, and the steps taken to monitor and minimize such risks;

•	review of any issues brought to the Committee’s attention by independent auditors or the Company’s management, including those relating to any deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data, any material weaknesses in internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls;

•	review and evaluate the qualifications, performance and independence of the lead partner of the Company’s independent auditors;

•	require the Company’s independent auditors to report any instance of an audit partner of those auditors earning or receiving compensation based on that partner procuring engagements with the Company to provide any services other than audit, review or attest services;

•	resolve any disagreements between the Company’s management and independent auditors concerning the Company’s financial reporting;

•	to the extent there are Directors or Managers who are not members of the Committee, report its activities to the full Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

•	review the Committee’s charter at least annually and recommend any material changes to the Board; and

•	review such other matters as may be appropriately delegated to the Committee by the Board.

Appendix B

EXCELSIOR PRIVATE EQUITY FUND II, INC.

EXCELSIOR VENTURE PARTNERS III, LLC

EXCELSIOR VENTURE INVESTORS III, LLC

(THE “EXCELSIOR PRIVATE EQUITY FUNDS” OR THE “FUNDS”)

CODE OF BUSINESS CONDUCT AND ETHICS

FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

OUR VISION

Provide shareholders with the most useful and ethical private equity funds in the nation.

OUR VALUES

Be fair, empathetic and responsive in serving our shareholders.

Strive relentlessly to innovate what we do and how we do it.

Always earn and be worthy of our shareholders’ trust.

SHAREHOLDER VALUE

Excelsior Private Equity Funds’ Principal Executive Officers and Principal Financial Officer and any other officers who serve a similar function shall endeavor to act in the best interests of the Funds and their shareholders.

Introduction

The Excelsior Private Equity Funds Code of Business Conduct and Ethics (“Code”) covers all of the Funds. This Code applies to the Funds’ Principal Executive Officers and Principal Financial Officer and any other officers who serve a similar function (each an “Officer”).

The Funds are committed to the highest standards of ethical conduct in the fulfillment of our Vision and Values. We are proud of our long-standing reputation for integrity and honesty that strengthens our Vision to provide our shareholders with the most useful and ethical private equity funds in the world. This reputation is not just a source of competitive advantage in the financial services industry; it is fundamental to the way we do business.

This Code provides guidance on how you, as an Officer, uphold these ethical standards. It applies to your service to the Excelsior Private Equity Funds.

The Code consists of an outline of policies regarding conduct in several key areas: ethical behavior and legal compliance, conflicts of interest, confidentiality and business practices. You are responsible for reviewing the Code and for acting in compliance with the Code in your daily activities.

The Code is not exhaustive; it provides guidance for carrying out your responsibilities on behalf of the Funds and observing the highest standards of ethical conduct. Because the Code does not address every possible situation that may arise, you are responsible for exercising good judgment, applying ethical principles, and raising questions when in doubt. Your integrity and good judgment enhance the Funds’ brand, build the Funds’ reputation, and are the foundation of trust for our shareholder and business relationships.

The Code also requires that Officers adhere to the specific information and guidance that is provided in US Trust company-wide policies and procedures, including the U.S. Trust Compliance Manual and the Investment Adviser Code of Ethics; policies and procedures for individual business and support units; publications that address individual conduct; and documents to which you agree as a requirement of your employment, collectively referred to as “company policies.” Company policies may be published in paper or electronic media.

You are responsible for reviewing the Code including company policies applicable to you, and for acting in compliance with the Code in your daily activities. You may obtain company policies and forms from the US Trust internal web site or the Corporate Compliance Division.

General Excelsior Private Equity Fund and Personal Standards of Conduct

As an Officer you have a responsibility to act in a manner in which you earn the public’s trust and confidence. Your conduct is guided by our values, which are to:

•	Be fair, empathetic and responsive in serving our shareholders.

•	Strive relentlessly to innovate what we do and how we do it.

•	Always earn and be worthy of our shareholders’ trust.

Excelsior Private Equity Funds Conduct

The following general principles guide our Excelsior Private Equity Funds conduct:

•	We will act in accordance with applicable laws and regulations and will not tolerate behavior that is otherwise.

•	We will make public disclosures as required by law and regulation and as deemed appropriate to enable reasonable evaluation of the Excelsior Private Equity Funds.

•	We will strive to provide an equitable return for our investors.

•	We will provide products and services designed to help shareholders achieve their financial goals.

•	We will conduct business fairly, in open competition.

Individual Conduct

The following general principles guide your individual conduct:

•	You will not take any action that will violate any applicable law or regulation.

•	You will adhere to the highest standards of ethical conduct.

•	You will maintain the confidentiality of all information you obtain in the course of your employment.

•	You will escalate issues which you reasonably believe may place the Funds at risk, and report any behavior you reasonably believe is wrong.

•	You will not abuse or take the Funds’ assets or use them for your personal gain.

•	You will not engage in any activities that create a conflict of interest between you and the Funds.

•	You will comport yourself publicly in a manner that does not bring discredit on the Funds.

•	You will deal fairly with shareholders, colleagues and others.

•	You will comply with this Code.

You have personal responsibility to conduct the Funds’ business in a manner consistent with these principles, and you cannot avoid this responsibility by contrary instructions from a supervisor or by turning a blind eye. Many of these principles are explained in more detail below and in the Funds’ other polices and procedures. If you have questions on any of them, you should consult with the Chief Legal Officer of the Funds or the Corporate Compliance Division of U.S. Trust (“UST”).

Ethical Behavior

Your decisions and behavior have far-reaching implications. Standards of ethical and professional conduct reflect on the individual, on the Excelsior Private Equity Funds brand, and on the investment industry as a whole. A strong personal sense of ethics should always play a significant role in guiding you towards a proper course of action.

Escalation of Concerns

Guidance is provided throughout the Code on the appropriate means for escalating, disclosing and seeking approvals for activities governed by the Code. At a minimum, if you know of, or reasonably believe there is, a violation of applicable laws or this Code, you must report that information immediately to the Chief Legal Officer and Corporate Compliance Division. If you believe the person to whom you have reported the violation, or possible violation, has not taken appropriate action, you must contact the US Trust Corporation Ombudsperson. Neither you nor the person to whom you make a report should conduct preliminary investigations, unless authorized to do so by the Chief Legal Officer or Corporate Compliance Division. Anyone who in good faith raises an issue in accordance with this Code regarding a possible violation of law, regulation or company policy or any suspected illegal or unethical behavior will be protected from retaliation.

Compliance with Laws, Rules, Regulations and Policies

The foundation of the Funds’ ethical standards is compliance with the letter and spirit of the law. You must respect and obey all of the laws, rules and regulations applicable to our business, including among others, securities and other federal, state and local laws. You are responsible for being familiar and complying with the Funds’ policies and procedures. Although you are not expected to know the details of each law governing our business, you are expected to be familiar with and comply with the Funds’ policies and procedures and, when in doubt, to seek advice from the Chief Legal Officer or Corporate Compliance Division as outlined in this Code.

Conflicts of Interest

To maintain the highest ethical standards in conducting our business, it is important that you do not place yourself in a position that would cloud your judgment in carrying out the business affairs of the Funds. A “conflict of interest” occurs when your private interest interferes in any way—or even appears to interfere—with the interests of the Funds. You have a duty to report any material transaction or relationship that reasonably could be expected to be or to create a conflict of interest with the Funds. If you have any questions regarding what might constitute a conflict of interest, or to report any transaction or relationship that you believe has occurred or may occur that might constitute a conflict of interest, contact the Chief Legal Officer or Corporate Compliance Division.

Certain conflicts of interest arise out of the relationships between Officers and the Funds and already are subject to conflict of interest provisions in the Investment Company Act of 1940 (“Investment Company Act”) and the Investment Advisers Act of 1940 (“Investment Advisers Act”). For example, Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Funds because of their status as “affiliated persons” of the Funds. The Funds’ and UST’s compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Funds and UST. Each Officer may also be an officer or employee of UST or its affiliates. As a result, this Code recognizes that the Officers will, in the normal course of their duties (whether formally for the Funds or for UST, or for both), be involved in establishing policies and implementing decisions that will have different effects on UST and the Funds. The participation of the Officers in such activities is inherent in the contractual relationship between the Funds and UST and is consistent with the performance by the Officers of their duties as officers of the Funds. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Directors and Managers that the Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

Outside Directorships, Outside Employment and Other Outside Activities

Your position with the Funds and UST must be your primary business association and must take precedence over any other employment or business affiliation you may have. We encourage you to accept appropriate directorships and advisory positions at most non-profit organizations and commercial firms; however, your service as an adviser to, or member of, the Board of a public company, non-profit charitable, civic, social service, religious, professional or trade organization must be consistent with the provisions for the Code, and not create a conflict of interest with your responsibilities to the Funds. This includes outside positions and activities that may be misconstrued to be activities of the Funds. Unless you have obtained prior approval from the Chief Legal Officer and Corporate Compliance Division, you may not hold any position, whether paid or unpaid, with any other organization or outside activity that may interfere with your duties and responsibilities at the Funds. Approval will only be granted where it is clear that the proposed activity will not interfere with your duties at the Funds or UST and that neither the Funds nor UST will incur any liability or responsibility for such outside activity.

Conflicts of interest may arise in certain business situations in which you, or a member of your household (or of a relative whose financial interests you control), participate. Examples include making significant investments in companies that compete with the Funds or in entities that do business with the Funds. If you or a member of your household intends to hold such an investment, you must disclose it in writing to, and obtain prior approval for the investment from the Chief Legal Officer and Corporate Compliance Division.

Personal Investment Accounts and “Inside Information”

You must disclose any investment accounts maintained by you or any related parties. You must do this at the time of you become an Officer, at the time of any change in such information, and annually thereafter. Unless an investment qualifies for an exemption, new employees are required to transfer all investment accounts to a US Trust corporate affiliated bank or Charles Schwab & Co., Inc. within 90 days of employment. Officers may not buy, sell, trade or carry securities or commodities for their personal investment accounts under circumstances that could result in their becoming obligated to any dealer, broker or client or that could produce or appear to produce conflicts of interest.

You should avoid circumstances that could introduce a personal financial bias into the handling of shareholder and Fund matters. In this regard, you should not become over-indebted and should borrow only from banks and other traditional lenders. You may not borrow from clients of U.S. Trust without full disclosure to, and prior written approval from, the Chief Legal Officer and Corporate Compliance

Division. Employees may not borrow from a vendor of U.S. Trust, unless that vendor is a bank or traditional lender, and then only through such vendor’s public lending process.

A “corporate opportunity” is an opportunity discovered through the use of Fund property, information or position. Officers are prohibited from taking corporate opportunities for themselves personally. This rule includes any fee or other compensation offered or paid by Fund Shareholders in connection with routine company activity or for individual service as an executor, trustee, director or other fiduciary. It covers any other services performed for your benefit because of your role at the Funds, such as endorsements, lectures, articles, book reviews, compensation received from vendors and compensation paid for participating in interviews with the media and making radio or television appearances. You may not use Fund property, information or position for improper personal gain, and you may not compete with the Fund directly or indirectly.

Acceptance of Gifts or Entertainment

The acceptance of gifts or excessive entertainment from shareholders, vendors, suppliers, competitors or other employees must not constitute a conflict of interest or create the appearance of impropriety. You may accept small gifts and entertainment that are worth less than the amount U.S. Trust Corporation policy sets as a limit, but you must be personally satisfied that the gift or entertainment is not intended to influence your judgment or the performance of your duties. If you have any questions regarding the appropriateness of a gift, you must obtain approval from the Chief Legal Officer and Corporate Compliance Division before accepting it.

Confidentiality of Information

As investment companies, we have particular responsibilities for safeguarding the information of our shareholders and the proprietary information of the Funds. You should be mindful of this obligation when you use the telephone, fax, telex, electronic mail, and other electronic means of storing and transmitting information. You should not discuss confidential information in public areas where it can be overheard, read confidential documents in public places, nor leave or discard confidential documents where they can be retrieved by others.

Confidentiality of Shareholder Information

Information concerning the identity of the Funds’ underlying shareholders and their transactions and accounts is confidential. Such information may not be disclosed to persons working on behalf of the Funds except as they may need to know it in order to fulfill their responsibilities to the Funds. You may not disclose such information to anyone or any firm outside the Funds unless (i) the outside firm needs to know the information in order to perform services for the Funds and is bound to maintain its confidentiality; (ii) when the shareholder has consented or been given an opportunity to request that the information not be shared; (iii) as required by law; or (iv) as authorized by the Chief Legal Officer or Corporate Compliance Division.

Information regarding shareholder or Funds transactions must not be used in any way to influence trades in personal accounts. Trading ahead of Funds transactions is known as frontrunning and is prohibited. Following Funds transactions with your trading activity is known as piggybacking or shadowing and is likewise prohibited. If you reasonably believe improper trading in personal or Funds accounts has occurred, you must report such conduct to the Chief Legal Officer and Corporate Compliance Division.

Privacy

Excelsior Private Equity funds are committed to safeguarding customers’ privacy. We do not sell any personally identifiable customer information. Sharing of such information with third parties is limited to situations related to the processing and servicing of customer accounts, and to specifically delineated exceptions in the federal privacy law. We share information with our affiliates as allowed by federal law. You must be familiar with the procedural and systemic safeguards we maintain to protect this information and report any breaches of these safeguards to the Chief Legal Officer and Corporate Compliance Division.

Proprietary Information of the Funds

You have the responsibility to safeguard the Funds’ proprietary information. Proprietary information includes intellectual property (copyrights, trademarks or patents or trade secrets), particular know-how (business or organizational designs, or business, marketing or service plans or ideas) and sensitive information about the Funds (databases, records, salary information or unpublished financial reports). If you have any questions about what constitutes proprietary information, or if you believe such information has been compromised, contact the Chief Legal Officer or Corporate Compliance Division.

Protection and Use of the Funds’ Assets

You are obligated to protect the Funds’ assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on the Funds. The Funds’ equipment should not be used for non-Funds business, though incidental personal use may be permitted. The Funds or UST have the right to examine your use of this property, including the contents of the desktop and/or laptop computer assigned to you, your use of all communications devices (telephones, voicemail, pages, fax machines, e-mail, on-line services) and any furniture or filing facilities used by you. You should have no expectation of privacy or confidentiality regarding your activities while on the premises of, or when using the facilities or systems of, the Funds or UST even though you may use security features such as personal passwords. Breaches of this obligation must be reported to the Chief Legal Officer and Corporate Compliance Division.

Non-Retaliation

It is your obligation to report issues regarding possible violations of business regulations or this Code when you suspect in good faith that a violation may have or might occur. No Officer will be retaliated against for making a good faith complaint or bringing inappropriate conduct to the Funds’ attention, for assisting another Officer in making a good faith report, for cooperating in an investigation, or for filing an administrative claim with a state or federal governmental agency. Any employee who engages in retaliatory conduct in violation of our policies will be subject to disciplinary action, up to and including termination of employment. If you reasonably believe retaliatory conduct has occurred, you must report such conduct to the Chief Legal Officer and Corporate Compliance Division.

Business Practices

It is your obligation to report issues regarding possible violations of business regulations or this Code when you suspect in good faith that a violation may have or might occur. As a financial institution, it is imperative that we operate with efficiency, with the highest business standards, and that we maintain and provide accurate information.

Financial Disclosures

The Funds are committed to providing full, fair, accurate, timely and understandable disclosure in reports and documents that the Funds file with, or submit to, the Securities and Exchange Commission and other regulatory agencies and in other public communications made by the Funds. You are required to comply with Funds policies and procedures to provide such full, fair, accurate, timely and understandable disclosure. If you have any questions about your duties in supporting the Funds’ financial reporting processes, contact the Chief Legal Officer.

Conduct of Audits

Neither you nor any other person acting under your direction shall directly or indirectly take any action to fraudulently influence, coerce, manipulate, or mislead any independent public or certified public accountant engaged in the performance of an audit or review of the Funds’ financial statements.

Types of conduct that constitute improper influence include, but are not limited to, directly or indirectly:

•	Offering or paying bribes or other financial incentives, including offering future employment or contracts for non-audit services;

•	Providing an auditor with inaccurate or misleading legal analysis;

•	Threatening to cancel or canceling existing non-audit or audit engagements if the auditor objects to the issuer’s accounting;

•	Seeking to have a partner removed from the audit engagement because the partner objects to the Funds’ accounting;

•	Blackmailing; and

•	Making physical threats.

If you reasonably believe improper influence has occurred, you must report such conduct to the Chief Legal Officer.

Record-Keeping

We require honest and accurate recording and reporting of information to maintain the integrity of our business records and to make responsible business decisions. The Funds’ books, records and accounts must (i) accurately reflect all transactions of the Funds and all other events that are subject of a specific regulatory record-keeping requirement; (ii) be maintained in reasonable detail; and (iii) conform both to applicable legal requirements and to the Funds’ system of internal controls. Unrecorded or “off the books” funds or assets are prohibited unless permitted by applicable law or regulation. Business records must not contain exaggeration, derogatory remarks, guesswork, or inappropriate characterizations of people and companies. This applies equally to e-mail, internal memoranda, formal reports, and all other forms of business records. You must be familiar with the Funds’ record retention policies and always retain or destroy records according to them. In the event of litigation, governmental investigation or the threat of such action, you should consult the Chief Legal Officer or the Corporate Compliance Division regarding record retention.

Any suspected breach of this obligation should be reported immediately to the Chief Legal Officer and Corporate Compliance Division and, if you are an employee, to your supervisor.

Cooperating with Compliance, Audit, Regulatory Authorities and Authorized Investigations

You must cooperate fully with compliance officers, auditors, examiners and regulatory authorities, and others who are conducting authorized examinations, investigations or other reviews of the Funds’ records and business practices. Authorized requests for information and access to the Funds’ records are to be satisfied in a timely, responsive and respectful manner.

Any Officer who has been convicted of any crime involving dishonesty or a breach of trust must disclose such conviction to U.S. Trust Human Resources promptly, even if that crime did not relate to Fund business. Officers are also required to provide disclosures in accordance with the U.S. Trust Due Diligence questionnaire for New Employees and Annual Review Process.

If you have any questions related to the appropriateness of providing access to the Fund’s records, you should contact the Chief Legal Officer or Corporate Compliance Division. In the event of litigation or governmental investigation, you should consult the Chief Legal Officer regarding document production and record retention.

Competition and Fair Dealing

We operate our business fairly and honestly. We seek competitive advantage through performance and dedication to our Vision and Values and never through unethical or illegal business practices. It is our policy to comply with anti-trust laws. These laws are complex and not easily summarized but at a minimum require that there be no agreement or understanding between the Funds and their competitors that affect prices, terms or conditions of sale or that unreasonably restrain full and fair competition. You must always respect the rights of and deal fairly with the Funds’ shareholders and competitors. You must never take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair dealing practice. If you have any question about what constitutes an unfair business practice, you should consult the Chief Legal Officer or Corporate Compliance Division.

Copyright Law, the Internet and Software

You must comply with the terms of all software licenses, use agreements for Internet site access, downloading provisions and all other state and federal laws governing all forms of intellectual property that you may encounter on the Internet.

You may not copy software provided by the Funds or use it on a computer other than the one provided to you unless the license agreement permits such copying or use. Any authorized copies must contain the proper copyright and other required notices of the vendor. If you wish to use any software not provided by the Funds or UST, you must first obtain permission from the Computer Services Division of U.S. Trust Corporation and have the software tested by the Computer Services Division to assure application integrity and software compatibility with hour systems environment.

Vendor Selection, Brokerage Allocation

The selection of professional services, including those of brokers, dealers, attorneys or business consultants, should be based on competitive analysis of quality, price and benefit to the Funds. When transacting business on behalf of the Funds, if you feel that you may have a potential conflict of interest, you must notify the Chief Legal Officer and Corporate Compliance Division of the potential conflict prior to initiating the transaction.

If you are in a position to influence the selection of brokers, you are prohibited from having any financial interest in a brokerage firm (other than those whose shares are traded publicly) and you may not accept gifts or entertainment or any other form of compensation from the brokerage community except as permitted under this Code.

Prohibition of Bribery and Kickbacks

Our policies prohibit bribery or kickbacks of any kind and to anyone in the conduct of our business. The U.S. government has a number of laws and regulations applicable specifically to business gratuities that may be accepted by U.S. and foreign government personnel. The promise, offer or delivery to an official or employee of the U.S. government or an official, employee or candidate of a foreign government of a gift, favor, payment or other gratuity in violation of these rules would not only violate Excelsior Private Equity Funds policy but could also be a criminal offense. Similarly, federal law, as well as the laws of many states, prohibits engaging in “commercial bribery.” Commercial bribery involves soliciting, demanding or agreeing to accept anything of value from any person intending to influence or be rewarded in connection with any business or transaction, and prohibits all such behavior, for example, with respect to vendors, competitors, shareholders, and government employees. If you have any questions or need any guidance, you should contact the Chief Legal Officer or Corporate Compliance Division.

Compliance Procedures

We will work together to ensure compliance with the Code and to take prompt action in response to reported violations of the Code.

Seeking Guidance

If you are unsure of what to do in any situation, seek guidance before you act. Use the Funds resources, including the Chief Legal Officer and the Corporate Compliance Division. If you feel that it is not appropriate to discuss a matter with the Chief Legal Officer or the Corporate Compliance Division, you may contact the Ombudsperson for U.S. Trust Corporation. Remember that you must report all incidents of misconduct, and you may do so without fear of retaliation. If you have violated the Code, however, making a report will not protect you from the consequences of your actions.

Reporting Conduct that May be in Violation of the Code

You must report conduct that you believe to be in violation of the Code, Excelsior Private Equity Funds policy, law or regulation. Reports should be escalated in the following manner:

•	If you have a reasonable belief that a violation has occurred, or may occur, you must report the conduct to the Chief Legal Officer and Corporate Compliance Division.

•	The Chief Legal Officer or Corporate Compliance Division will take all appropriate action to investigate any potential violation reported to them and will notify counsel for the Funds’ independent Directors and Managers (“Directors/Managers”) and counsel for the Funds of the substance of the potential violation.

•	If after investigation, the Chief Legal Officer or Corporate Compliance Division reasonably believes that no violation has occurred, they are not required to take any further action.

•	Any matter that the Chief Legal Officer or Corporate Compliance Division believes is a violation will be reported to the Directors/Managers.

•	If the Directors/Managers concur that a violation has occurred, the Directors/Managers will consider appropriate action, which may include review of, and appropriate modification to, applicable policies and procedures; notification to appropriate personnel of US Trust or its board; notification to appropriate personnel of the U.S. Trust Corporation or its board; or a recommendation to dismiss the Officer.

Roles in Observing Compliance

As an Officer of the Funds, you have a role in observing compliance with the Code. In general, that includes:

Role of Officers

•	Read and be familiar with conduct rules outlined in this Code and periodically review them.

•	Affirm in writing to the Directors/Managers that the Officer has received, read and understands the Code.

•	Annually affirm to the Directors/Managers that the Officer has complied with the requirements of the Code.

•	Comply with the conduct standards outlined in this Code in all dealings and actions, including those with shareholders, the public and vendors.

•	Report in a timely manner to the Chief Legal Officer and Corporate Compliance Division any conduct that may constitute a violation of the Code, Excelsior Private Equity Funds policies, or laws, rules and regulations.

•	Raise questions or concerns about conduct issues with your supervisor, the Chief Legal Officer or Corporate Compliance Division, and seek advice when in doubt.

•	Cooperate with management during fact-finding investigations and comply with any confidentiality rules imposed.

Role of Directors/Managers

•	Review the Code annually and recommend any changes.

•	Review the Officer reports of compliance with the Code.

Interpretation of Code and Waivers of the Code

The Chief Legal Officer and Corporate Compliance Division are responsible for applying the Code to specific situations in which questions are presented under it and have the authority to interpret the Code in any particular situation. However, waivers of the Code may be made only by the Directors/Managers and will be promptly disclosed publicly as required by law.

Amendments

This Code may not be amended except in written form, which is specifically approved or ratified by a majority of the Directors/Managers including a majority of the independent Directors/Managers. Any amendments will, to the extent required, be disclosed in accordance with law.

Other Policies and Procedures

This Code constitutes the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, UST, U.S. Trust Corporation or other Excelsior Private Equity Funds service providers govern or purport to govern the behavior or activities of an Officer who is subject to this Code, they are superseded by this Code to the extent that they conflict with the provisions of this Code. UST’s code of ethics under Rule 17j-1 pursuant to the Investment Company Act of 1940 and UST’s and US Trust Corporation’s policies and procedures set forth in their respective compliance manuals and elsewhere are separate requirements applying to the Officers and are not part of this Code.

Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Directors/Managers, U.S. Trust Corporation and their respective counsel.

Internal Use

This Code is intended for internal use by the Funds and does not constitute an admission, by or on behalf of any Funds, as to any fact, circumstance, or legal conclusion.

Contacts

If you have further questions about the Code, or about its applicability with respect to a particular matter, please contact the Chief Legal Officer or Corporate Compliance Division. If you feel that it is not appropriate to discuss a matter with Chief Legal Officer or the Corporate Compliance Division, you may contact the Ombudsperson.

Chief Legal Officer:

Peter Tsirigotis 212-852-3261

Corporate Compliance Division:

Stefanie Firtell 212-852-1032

U.S. Trust Corporation Ombudsperson:

Sam Scott Miller, Esq. 212-506-5130

Orrick Herrington & Sutcliffe LLP